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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                ________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): February 10, 1998



                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


   Delaware                        1-8787                   13-2592361
(State or Other           (Commission File Number)        (IRS Employer
Jurisdiction of                                         Identification No.)
 Incorporation)


                                 70 Pine Street
                            New York, New York 10270
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (212) 770-7000



               _________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)


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   ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits.

Exhibit No.                            Description
-----------   ---------------------------------------------------------------
   99.1       Press Release of American International Group, Inc. dated
              February 10, 1998.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN INTERNATIONAL GROUP, INC.
                                              (Registrant)


Date: February 10, 1998            By /s/ HOWARD I. SMITH
                                      -------------------------------
                                      Name:  Howard I. Smith
                                      Title: Executive Vice President &
                                             Comptroller
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                                 EXHIBIT INDEX

Exhibit No.                                  Description
-----------                                  -----------
99.1                     Press Release of American International Group, Inc.
                         dated February 10, 1998.